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                                                                   Exhibit 10.21


                              TERM PROMISSORY NOTE

                                                                Cincinnati, Ohio
$15,000,000.00                                                    March 31, 1999


         The undersigned, for value received, hereby promises to pay to the order of THE PROVIDENT BANK, its successors or assigns (the "Bank"), the sum of FIFTEEN MILLION DOLLARS ($15,000,000.00), which amount was loaned to the undersigned pursuant to the provisions of the Loan and Security Agreement between the undersigned and the Bank dated March 31, 1999 (as the same may hereafter be amended and modified from time to time, the "Loan Agreement"), together with interest thereon at the Prime TL Rate (as hereinafter defined) per annum until maturity. Upon the occurrence of any Event of Default (as defined in the Loan Agreement) and for so long thereafter as such Event of Default continues, this Note shall bear interest at a rate 4% per annum greater than the Prime TL Rate (the "Default Rate"). Interest on this Note will be calculated on the basis of the actual number of days elapsed over an assumed year consisting of 360 days.

         For purposes of this Note, the following capitalized terms, when used herein, shall have the indicated meanings:

                  Prime TL Rate shall mean, as of any date, the Prime Rate (as in effect from time to time), plus one percent (1%). The Prime TL Rate shall change each time and as of the date of change of the Prime Rate.

                  Prime Rate shall mean that annual percentage rate of interest which is established by Bank from time to time as its prime rate, whether or not such rate is publicly announced, which provides a base to which loan rates may be referenced. The Prime Rate is not necessarily the lowest lending rate of Bank.

         Capitalized terms used in this Note and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         Interest on this Note shall be due and payable monthly in arrears commencing on May 1, 1999 and on or before the first day of each calendar month thereafter, and on the date this Note is due (whether by maturity, acceleration or otherwise).

         The entire outstanding principal and all remaining accrued interest on this Note and all other charges payable pursuant to the Loan Agreement shall be due and payable in full on or before the earlier of (as the case may be, the "Maturity Date") (a) the thirty nine (39) month anniversary of the Closing Date or (b) ninety (90) days following the exercise of the Put or the Call pursuant to the Securityholders Agreement, or the earlier date upon which the proceeds of the Put or Call transaction are received by Borrower.

         Except as set forth in the proviso to this sentence, the principal amount of this Note may be prepaid in whole or in part, at any time and from time to time, provided, however, that there shall be a three percent (3%) prepayment fee for any prepayment in whole or in part from funds generated outside of the terms of the Securities Purchase Agreement.

         In addition to the payments required by the next two sentences of this paragraph, the undersigned shall make three mandatory annual payments of the principal amount of this Note, each of which


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payments shall be in the amount of $1,470,392 and shall be due and payable on or before each of March 15, 2000, March 15, 2001 and March 15, 2002. In addition to the payments required by the immediately preceding sentence or by the last sentence of this paragraph, in the event there is Positive Cash Flow for any two consecutive full calendar quarters, within 45 days after the end of the second of such two calendar quarters the undersigned shall make a principal payment to Bank in an amount equal to the aggregate Positive Cash Flow for such two calendar quarters, and thereafter the undersigned shall make principal payments to Bank within 45 days after the end of each calendar quarter in an amount equal to the cumulative Positive Cash Flow (if any) for the most recently ended calendar quarter (the "Positive Cash Flow Payments") until the aggregate amount of Positive Cash Flow Payments made by the undersigned to Bank equals or exceeds Four Million Dollars ($4,000,000.00); provided, however, that if the HomeMax
Cash Flow for any quarter after the first two consecutive quarters of Positive Cash Flow is less than zero (the "Negative Quarter"), no Positive Cash Flow Payments shall be required until the end of the next succeeding quarter during which the cumulative HomeMax Cash Flow since the beginning of the Negative Quarter is greater than zero. In addition to the payments required by the first two sentences of this paragraph, the undersigned shall make further payments to Bank of the proceeds realized from the exercise of the Put or the Call pursuant to the Securityholders Agreement to the extent necessary to result in the payment in full of the principal and all remaining accrued interest on this Note and all other charges payable pursuant to the Loan Agreement.

         If any payment of principal or interest is not paid on the date due, or if the undersigned shall otherwise be in default in the performance of any obligations hereunder, under the Loan Agreement or under any of the other Loan Documents, the Bank, at its option, may charge and collect, or add to the unpaid principal balance hereof, a late charge of up to $250.00 for each such delinquency to cover the extra expense incident to handling delinquent accounts, and/or increase the interest rate on the unpaid principal and interest hereof to the Default Rate.

         If any payment of principal or interest is not paid on the date due, or if any other Event of Default as described in the Loan Agreement shall occur, this Note shall, at the option of the Bank, become immediately due and payable, without demand or notice, and the Bank may exercise all rights and remedies provided herein, in the Loan Agreement or in the other Loan Documents or otherwise available at law or in equity; provided, however, that upon the occurrence of an Event of Default as described in Section 9.1(j) of the Loan Agreement, this Note shall, without demand or notice, become automatically and immediately due and payable in full.

         This Note is secured by all of the Borrower Collateral. The undersigned also hereby authorizes Bank, at Bank's option to charge any account or charge or increase any Loan balance of the undersigned at Bank for the payment or repayment of any interest or principal of the Loan, or any fees, charges or other amounts due to Bank hereunder or under the other Loan Documents, as and when the same become due and payable hereunder, or under the other Loan Documents.

         The undersigned hereby agrees that all of its obligations hereunder (including, without limitation, its obligations to pay principal and interest hereunder, collectively hereinafter referred to as the "Note Obligations") shall be unconditional, irrespective of (i) the validity or enforceability against the undersigned or any Collateral Party of the Note Obligations or of this Note or any other promissory note or other Loan Document evidencing or securing all or any part of the Note Obligations, (ii) the absence of any attempt to collect the Note Obligations from the undersigned or any Collateral Party or other action to enforce the same, (iii) the waiver or consent by Bank with respect to any provision of this Note or any other Loan Document evidencing the Note Obligations, or any part thereof, or any other agreement now or hereafter executed by the undersigned or any Collateral Party and delivered to Bank, (iv) failure by Bank to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or Collateral for the Note Obligations, (v) Bank's election, in any proceeding


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instituted under the Bankruptcy Code, of the application of Section 1111(b)(2)
of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the undersigned or any Collateral Party as


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debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance of all or any portion of Bank's claim(s) for repayment of the Note Obligations under Section 502 of the Bankruptcy Code, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense.

         The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of the other undersigned, protest or notice with respect to the Note Obligations and all demands whatsoever, and covenants that the undersigned will not be discharged, except by complete performance and payment of the Note Obligations. Upon any Event of Default, Bank may, at its sole election, proceed directly and at once, without notice, against the undersigned to collect and recover the full amount or any portion of the Note Obligations, without first proceeding against any security or Collateral for the Note Obligations. Bank shall have the exclusive right to determine the application of payments and credits, if any, from the undersigned, or from any other Person on account of the Note Obligations or of any other liability of the undersigned to Bank.

         At any time after maturity of the Note Obligations, Bank may, in its sole discretion, without notice to the undersigned and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Note Obligations (i) any indebtedness due or to become due from Bank to the undersigned, and (ii) any moneys, credits, deposits, account balances or other property belonging to the undersigned, now existing or at any time held by or coming into the possession of Bank or any affiliate of Bank.

         No delay on the part of Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Bank of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions hereof be binding upon Bank, except as expressly set forth in a writing duly signed and delivered on Bank's behalf by an authorized officer or agent of Bank. Bank's failure at any time or times hereafter to require strict performance by the undersigned of any of the provisions, warranties, terms and conditions contained in this Note or any other Loan Document shall not waive, affect or diminish any right of Bank at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Bank, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Bank and directed to the undersigned specifying such waiver. No waiver by Bank of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by Bank permitted hereunder shall in any way affect or impair Bank's rights or the obligations of the undersigned hereunder. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the undersigned to Bank on the Note Obligations shall be conclusive and binding on the undersigned irrespective of whether the undersigned was not a party to the suit or action in which such determination was made. The undersigned agrees, consents to and confirms that any extension of any statute of limitations resulting from any payment of the obligations by the undersigned, any guarantor or any other Person and affecting enforcement or collection of the obligations of the undersigned, or of the liabilities of the undersigned hereunder shall to the same degree also extend any statute of limitations affecting enforcement and collection of the Note Obligations hereunder.

         The undersigned hereby represents that the purpose of the loan evidenced by this Note is to refinance outstanding indebtedness, and that no portion of the proceeds of this Note will constitute "purpose credit" as such term is defined in Regulation U, 12 CFR 221.1 et. seq.

         The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of Ohio.

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         AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE BANK TO EXTEND CREDIT TO
THE UNDERSIGNED, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE UNDERSIGNED AND ALL INDORSERS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING THE BANK AND THE UNDERSIGNED.

         The undersigned hereby designates all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as the exclusive forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, shall be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consents to the jurisdiction and venue of such courts.


         IN WITNESS WHEREOF, the undersigned, by its duly authorized officer, has executed this Note in the City of Cincinnati, County of Hamilton, State of Ohio, as of the date and year first above written.


                                       ZARING NATIONAL CORPORATION



                                       By:______________________________________
                                       Name:____________________________________
                                       Title:___________________________________